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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-4 of our McLeodUSA Incorporated reports dated January 27, 1999 (except with respect to the matter discussed in Note 16, as to which the date is March 5, 1999) and to all references to our Firm included in or made a part of this Registration Statement.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------

Chicago, Illinois
May 27, 1999